Net loss per share (Tables)	12 Months Ended
Dec. 31, 2019
Net loss per share
Schedule of computation of basic and diluted net loss per share

	For the year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Numerator:
Net loss	(580,811)	(416,694)	(104,420)
Deemed contribution from preferred shares	—	—	—
Accretion to Series A Preferred Shares redemption value	—	—	—
Accretion to Series B Preferred Shares redemption value	—	—	—
Accretion to Series C Preferred Shares redemption value	—	—	—
Accretion to Series D Preferred Shares redemption value	—	—	—
Numerator for basic and diluted loss per share	(580,811)	(416,694)	(104,420)
Denominator:
Weighted average ordinary shares outstanding—basic and diluted	301,610,060	304,542,400	308,364,918
Basic and diluted net loss per share attributable to ordinary shareholders	(1.93)	(1.37)	(0.34)
Basic and diluted net loss per ADS[1] attributable to ordinary shareholders	(28.95)	(20.55)	(5.08)